Third Quarter 2021
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pre-tax pre-provision return on average tangible common equity, adjusted return on average assets and common equity, and adjusted pre-tax pre-provision return on average assets and common equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP Reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2021			2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$96,665	$96,329	$94,785	$98,236	$81,127
Total interest expense	8,189	9,766	12,209	12,992	12,299
Net interest income	88,476	86,563	82,576	85,244	68,828
Total noninterest income	59,006	49,300	66,730	80,638	97,026
Total noninterest expense	95,007	92,960	94,698	109,855	118,092
Earnings before income taxes and provisions for credit losses	52,475	42,903	54,608	56,027	47,762
Provisions for credit losses	(2,531)	(13,839)	(13,854)	(2,920)	55,401
Income tax expense (benefit)	9,716	13,440	15,588	13,337	(2,040)
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income (loss) applicable to FB Financial Corporation(d)	$45,290	$43,294	$52,874	$45,602	$(5,599)
Net interest income (tax-equivalent basis)	$89,230	$87,321	$83,368	$86,111	$69,625
Adjusted net income*	$42,699	$42,317	$53,505	$54,454	$58,096
Adjusted pre-tax, pre-provision earnings*	$51,240	$41,357	$55,461	$67,988	$70,444
Per Common Share
Diluted net income (loss)(a)	$0.94	$0.90	$1.10	$0.95	$(0.14)
Adjusted diluted net income*	0.89	0.88	1.12	1.14	1.43
Book value	29.36	28.96	28.08	27.35	26.38
Tangible book value*	23.90	23.43	22.51	21.73	20.87
Weighted average number of shares outstanding - fully diluted(a)	48,007,147	47,993,773	47,969,106	47,791,659	40,637,745
Period-end number of shares	47,707,634	47,360,950	47,331,680	47,220,743	47,191,677
Selected Balance Sheet Data
Cash and cash equivalents	$1,324,564	$1,717,097	$1,895,133	$1,317,898	$1,062,391
Loans held for investment (HFI)	7,294,674	7,198,954	7,047,342	7,082,959	7,213,538
Allowance for credit losses(b)	(139,446)	(144,663)	(157,954)	(170,389)	(183,973)
Mortgage loans held for sale	755,210	697,407	834,779	683,770	610,695
Commercial loans held for sale	100,496	124,122	174,983	215,403	241,256
Investment securities, at fair value	1,577,337	1,409,175	1,229,845	1,176,991	1,164,910
Other real estate owned, net	10,015	11,986	11,177	12,111	12,748
Total assets	11,810,290	11,918,367	11,935,826	11,207,330	11,010,438
Customer deposits	10,043,901	10,163,056	10,219,173	9,396,478	9,001,673
Brokered and internet time deposits	28,017	40,900	37,713	61,559	92,074
Total deposits	10,071,918	10,203,956	10,256,886	9,458,037	9,093,747
Borrowings	172,710	183,962	180,179	238,324	438,838
Total common shareholders' equity	1,400,913	1,371,721	1,329,103	1,291,289	1,244,998
Selected Ratios
Return on average:
Assets	1.51%	1.46%	1.86%	1.63%	(0.24)%
Shareholders' equity	12.9%	13.0%	16.5%	14.4%	(2.13)%
Tangible common equity*	15.9%	16.1%	20.6%	18.2%	(2.72)%
Average shareholders' equity to average assets	11.7%	11.3%	11.3%	11.3%	11.4%
Net interest margin (NIM) (tax-equivalent basis)	3.20%	3.18%	3.19%	3.32%	3.28%
Efficiency ratio (GAAP)	64.4%	68.4%	63.4%	66.2%	71.2%
Core efficiency ratio (tax-equivalent basis)*	64.7%	68.9%	63.0%	58.5%	57.4%
Loans HFI to deposit ratio	72.4%	70.6%	68.7%	74.9%	79.3%
Total loans to deposit ratio	80.9%	78.6%	78.6%	84.4%	88.7%
Yield on interest-earning assets	3.49%	3.53%	3.66%	3.82%	3.86%
Cost of interest-bearing liabilities	0.42%	0.49%	0.65%	0.73%	0.83%
Cost of total deposits	0.26%	0.31%	0.41%	0.46%	0.56%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	1.91%	2.01%	2.24%	2.41%	2.55%
Adjusted allowance for credit losses as a percentage of loans HFI*(b)	1.91%	2.03%	2.29%	2.48%	2.66%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.13%	0.02%	0.05%	0.58%	(0.01)%
Nonperforming loans HFI as a percentage of total loans HFI	0.59%	0.83%	0.94%	0.91%	0.61%
Nonperforming assets as a percentage of total assets	0.50%	0.66%	0.77%	0.75%	0.64%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.9%	11.5%	11.1%	11.5%	11.3%
Tangible common equity to tangible assets*	9.87%	9.52%	9.13%	9.38%	9.16%
Tier 1 capital (to average assets)	10.4%	10.1%	10.1%	10.0%	11.8%
Tier 1 capital (to risk-weighted assets)(c)	12.7%	12.7%	12.3%	12.0%	12.1%
Total capital (to risk-weighted assets)(c)	14.6%	14.9%	14.6%	15.0%	15.3%
Common equity Tier 1 (to risk-weighted assets) (CET1)(c)	12.3%	12.4%	12.0%	11.7%	11.8%
(a) Diluted earnings per share is calculated using the basic weighted average number of common shares outstanding for periods in which a loss is incurred.
(b) Excludes reserve for credit losses on unfunded commitments of $13.5 million, $13.2 million, $14.2 million, $16.4 million, and $16.1 million recorded in accrued expenses and other liabilities at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 , and September 30, 2020, respectively.
(c) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(d) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the second quarter of 2021 and fourth quarter of 2020.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated October 19, 2021.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q3 2021	Q3 2021
						vs.	vs.
	2021			2020		Q2 2021	Q3 2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$89,993	$89,861	$89,412	$93,246	$76,504	0.15%	17.6%
Interest on securities
Taxable	3,989	3,844	2,819	2,306	2,286	3.77%	74.5%
Tax-exempt	1,883	1,933	1,956	2,120	1,933	(2.59)%	(2.59)%
Other	800	691	598	564	404	15.8%	98.0%
Total interest income	96,665	96,329	94,785	98,236	81,127	0.35%	19.2%
Interest expense:
Deposits	6,596	7,919	9,826	10,809	10,573	(16.7)%	(37.6)%
Borrowings	1,593	1,847	2,383	2,183	1,726	(13.8)%	(7.71)%
Total interest expense	8,189	9,766	12,209	12,992	12,299	(16.1)%	(33.4)%
Net interest income	88,476	86,563	82,576	85,244	68,828	2.21%	28.5%
Provision for credit losses	(2,832)	(12,885)	(11,632)	(3,231)	45,834	(78.0)%	(106.2)%
Provision for credit losses on unfunded commitments	301	(954)	(2,222)	311	9,567	(131.6)%	(96.9)%
Net interest income after provisions for credit losses	91,007	100,402	96,430	88,164	13,427	(9.36)%	577.8%
Noninterest income:
Mortgage banking income	45,384	35,499	55,332	65,729	84,686	27.8%	(46.4)%
Service charges on deposit accounts	2,612	2,266	2,339	2,577	2,162	15.3%	20.8%
ATM and interchange fees	4,868	5,381	4,341	4,262	3,913	(9.53)%	24.4%
Investment services and trust income	2,511	2,999	2,008	2,187	1,828	(16.3)%	37.4%
Gain from securities, net	51	144	83	1,013	583	(64.6)%	(91.3)%
Gain (loss) on sales or write-downs of other real estate owned	2,005	(23)	496	(123)	(1,505)	(8,817.4)%	(233.2)%
Gain (loss) from other assets	177	(4)	(11)	66	226	(4,525.0)%	(21.7)%
Other income	1,398	3,038	2,142	4,927	5,133	(54.0)%	(72.8)%
Total noninterest income	59,006	49,300	66,730	80,638	97,026	19.7%	(39.2)%
Total revenue	147,482	135,863	149,306	165,882	165,854	8.55%	(11.1)%
Noninterest expenses:
Salaries, commissions and employee benefits	62,818	62,367	64,571	67,212	67,676	0.72%	(7.18)%
Occupancy and equipment expense	5,979	5,356	5,849	5,813	4,892	11.6%	22.2%
Legal and professional fees	2,177	2,090	2,434	2,227	1,917	4.16%	13.6%
Data processing	2,595	2,542	2,319	3,161	2,994	2.08%	(13.3)%
Merger costs	—	—	—	9,513	20,730	—%	(100.0)%
Amortization of core deposits and other intangibles	1,344	1,394	1,440	1,498	1,417	(3.59)%	(5.15)%
Advertising	4,200	3,559	2,253	2,826	2,256	18.0%	86.2%
Other expense	15,894	15,652	15,832	17,605	16,210	1.55%	(1.95)%
Total noninterest expense	95,007	92,960	94,698	109,855	118,092	2.20%	(19.5)%
Income (loss) before income taxes	55,006	56,742	68,462	58,947	(7,639)	(3.06)%	(820.1)%
Income tax expense (benefit)	9,716	13,440	15,588	13,337	(2,040)	(27.7)%	(576.3)%
Net income (loss) applicable to FB Financial Corporation and noncontrolling interest	45,290	43,302	52,874	45,610	(5,599)	4.59%	(908.9)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income (loss) applicable to FB Financial Corporation	$45,290	$43,294	$52,874	$45,602	$(5,599)	4.61%	(908.9)%
Weighted average common shares outstanding:
Basic	47,412,214	47,351,969	47,278,865	47,204,738	40,154,841	0.13%	18.1%
Fully diluted	48,007,147	47,993,773	47,969,106	47,791,659	40,637,745	0.03%	18.1%
Earnings (loss) per common share:
Basic	$0.96	$0.91	$1.12	$0.97	$(0.14)	5.49%	(785.7)%
Fully diluted	0.94	0.90	1.10	0.95	(0.14)	4.44%	(771.4)%
Fully diluted - adjusted*	0.89	0.88	1.12	1.14	1.43	1.14%	(37.8)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated October 19, 2021.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2021
	For the Nine Months Ended		vs.
	September 30,		2020
	2021	2020	Percent variance
Interest income:
Interest and fees on loans	$269,266	$201,350	33.7%
Interest on securities
Taxable	10,652	7,961	33.8%
Tax-exempt	5,772	4,956	16.5%
Other	2,089	2,141	(2.43)%
Total interest income	287,779	216,408	33.0%
Interest expense:
Deposits	24,341	32,050	(24.1)%
Borrowings	5,823	3,944	47.6%
Total interest expense	30,164	35,994	(16.2)%
Net interest income	257,615	180,414	42.8%
Provision for credit losses	(27,349)	97,837	(128.0)%
Provision for credit losses on unfunded commitments	(2,875)	13,050	(122.0)%
Net interest income after provisions for credit losses	287,839	69,527	314.0%
Noninterest income:
Mortgage banking income	136,215	189,599	(28.2)%
Service charges on deposit accounts	7,217	6,583	9.63%
ATM and interchange fees	14,590	10,653	37.0%
Investment services and trust income	7,518	4,893	53.6%
Gain from securities, net	278	618	(55.0)%
Gain (loss) on sales or write-downs of other real estate owned	2,478	(1,368)	281.1%
Gain (loss) from other assets	162	(156)	203.8%
Other income	6,578	10,395	(36.7)%
Total noninterest income	175,036	221,217	(20.9)%
Total revenue	432,651	401,631	7.72%
Noninterest expenses:
Salaries, commissions and employee benefits	189,756	166,556	13.9%
Occupancy and equipment expense	17,184	13,166	30.5%
Legal and professional fees	6,701	5,427	23.5%
Data processing	7,456	8,229	(9.39)%
Merger costs	—	25,366	(100.0)%
Amortization of core deposit and other intangibles	4,178	3,825	9.23%
Advertising	10,012	7,236	38.4%
Other expense	47,378	37,425	26.6%
Total noninterest expense	282,665	267,230	5.78%
Income before income taxes	180,210	23,514	666.4%
Income tax expense	38,744	5,495	605.1%
Net income applicable to noncontrolling interest and FB Financial Corporation	141,466	18,019	685.1%
Net income applicable to noncontrolling interests	8	—	100.0%
Net income applicable to FB Financial Corporation	$141,458	$18,019	685.0%
Weighted average common shares outstanding:
Basic	47,345,984	34,404,064	37.6%
Fully diluted	47,983,494	34,840,292	37.7%
Earnings per common share:
Basic	$2.99	$0.52	475.0%
Fully diluted	2.95	0.52	470.4%

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q3 2021	Q3 2021
						vs.	vs.
	2021			2020		Q2 2021	Q3 2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$100,568	$60,908	$206,250	$110,991	$69,798	258.3%	44.1%
Federal funds sold and reverse repurchase agreements	145,333	59,321	104,153	121,153	118,588	575.2%	22.6%
Interest-bearing deposits in financial institutions	1,078,663	1,596,868	1,584,730	1,085,754	874,005	(128.7)%	23.4%
Cash and cash equivalents	1,324,564	1,717,097	1,895,133	1,317,898	1,062,391	(90.7)%	24.7%
Investments:
Available-for-sale debt securities, at fair value	1,572,558	1,404,372	1,225,178	1,172,400	1,160,521	47.5%	35.5%
Equity securities, at fair value	4,779	4,803	4,667	4,591	4,389	(1.98)%	8.89%
Federal Home Loan Bank stock, at cost	27,601	29,411	31,757	31,232	31,232	(24.4)%	(11.6)%
Mortgage loans held for sale, at fair value	755,210	697,407	834,779	683,770	610,695	32.9%	23.7%
Commercial loans held for sale, at fair value	100,496	124,122	174,983	215,403	241,256	(75.5)%	(58.3)%
Loans held for investment	7,294,674	7,198,954	7,047,342	7,082,959	7,213,538	5.28%	1.12%
Less: allowance for credit losses	139,446	144,663	157,954	170,389	183,973	(14.3)%	(24.2)%
Net loans	7,155,228	7,054,291	6,889,388	6,912,570	7,029,565	5.68%	1.79%
Premises and equipment, net	144,737	142,596	143,467	145,115	136,774	5.96%	5.82%
Other real estate owned, net	10,015	11,986	11,177	12,111	12,748	(65.2)%	(21.4)%
Operating lease right-of-use assets	44,006	45,423	48,453	49,537	52,410	(12.4)%	(16.0)%
Interest receivable	41,393	42,083	44,393	43,603	47,120	(6.51)%	(12.2)%
Mortgage servicing rights, at fair value	110,591	101,615	104,192	79,997	71,535	35.0%	54.6%
Goodwill	242,561	242,561	242,561	242,561	236,086	—%	2.74%
Core deposit and other intangibles, net	18,248	19,592	20,986	22,426	23,924	(27.2)%	(23.7)%
Other assets	258,303	281,008	264,712	274,116	289,792	(32.1)%	(10.9)%
Total assets	$11,810,290	$11,918,367	$11,935,826	$11,207,330	$11,010,438	(3.60)%	7.26%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,609,569	$2,484,982	$2,431,077	$2,274,103	$2,287,911	19.9%	14.1%
Interest-bearing checking	2,850,795	3,015,253	3,097,648	2,491,765	2,005,536	(21.6)%	42.1%
Money market and savings	3,424,065	3,421,281	3,347,731	3,254,915	3,236,670	0.32%	5.79%
Customer time deposits	1,159,472	1,241,540	1,342,717	1,375,695	1,471,556	(26.2)%	(21.2)%
Brokered and internet time deposits	28,017	40,900	37,713	61,559	92,074	(125.0)%	(69.6)%
Total deposits	10,071,918	10,203,956	10,256,886	9,458,037	9,093,747	(5.13)%	10.8%
Borrowings	172,710	183,962	180,179	238,324	438,838	(24.3)%	(60.6)%
Operating lease liabilities	48,875	50,396	54,232	55,187	56,705	(12.0)%	(13.8)%
Accrued expenses and other liabilities	115,781	108,239	115,333	164,400	176,057	27.6%	(34.2)%
Total liabilities	10,409,284	10,546,553	10,606,630	9,915,948	9,765,347	(5.16)%	6.59%
Shareholders' equity:
Common stock, $1 par value	47,708	47,361	47,332	47,222	47,192	2.91%	1.09%
Additional paid-in capital	897,428	902,782	900,521	898,847	896,158	(2.35)%	0.14%
Retained earnings	443,140	403,173	365,192	317,625	276,361	39.3%	60.3%
Accumulated other comprehensive income, net	12,637	18,405	16,058	27,595	25,287	(124.3)%	(50.0)%
Total common shareholders' equity	1,400,913	1,371,721	1,329,103	1,291,289	1,244,998	8.44%	12.5%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,401,006	$1,371,814	$1,329,196	1,291,382	1,245,091	8.44%	12.5%
Total liabilities and shareholders' equity	$11,810,290	$11,918,367	$11,935,826	$11,207,330	$11,010,438	(3.60)%	7.26%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	September 30, 2021			June 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,245,313	$84,115	4.61%	$7,085,300	$83,364	4.72%
Mortgage loans held for sale(b)	709,654	4,687	2.62%	726,782	4,948	2.73%
Commercial loans held for sale	108,863	1,282	4.67%	152,699	1,626	4.27%
Securities:(b)
Taxable	1,117,647	3,989	1.42%	976,170	3,844	1.58%
Tax-exempt(a)	311,151	2,546	3.25%	323,902	2,614	3.24%
Total securities(a)	1,428,798	6,535	1.81%	1,300,072	6,458	1.99%
Federal funds sold and reverse repurchase agreements	145,315	135	0.37%	106,257	41	0.15%
Interest-bearing deposits with other financial institutions	1,404,772	508	0.14%	1,614,106	494	0.12%
FHLB stock	28,422	157	2.19%	31,731	156	1.97%
Total interest-earning assets(a)	11,071,137	97,419	3.49%	11,016,947	97,087	3.53%
Noninterest-earning assets:
Cash and due from banks	107,263			134,501
Allowance for credit losses	(144,652)			(157,990)
Other assets	881,314			906,992
Total noninterest-earning assets	843,925			883,503
Total assets	$11,915,062			$11,900,450
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,937,273	$2,298	0.31%	$3,027,435	$2,689	0.36%
Money market(e)	2,997,595	2,322	0.31%	2,960,264	2,816	0.38%
Savings deposits	439,470	60	0.05%	411,711	57	0.06%
Customer time deposits(e)	1,200,760	1,840	0.61%	1,291,125	2,016	0.63%
Brokered and internet time deposits(e)	32,009	76	0.94%	39,860	341	3.43%
Time deposits	1,232,769	1,916	0.62%	1,330,985	2,357	0.71%
Total interest-bearing deposits	7,607,107	6,596	0.34%	7,730,395	7,919	0.41%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	40,437	20	0.20%	32,543	21	0.26%
Subordinated debt(f)	129,395	1,565	4.80%	149,155	1,819	4.89%
Other borrowings	1,547	8	2.05%	1,569	7	1.79%
Total other interest-bearing liabilities	171,379	1,593	3.69%	183,267	1,847	4.04%
Total interest-bearing liabilities	7,778,486	8,189	0.42%	7,913,662	9,766	0.49%
Noninterest-bearing liabilities:
Demand deposits	2,596,650			2,484,176
Other liabilities	150,632			162,581
Total noninterest-bearing liabilities	2,747,282			2,646,757
Total liabilities	10,525,768			10,560,419
Total common shareholders' equity	1,389,201			1,339,938
Noncontrolling interest	93			93
Total equity	1,389,294			1,340,031
Total liabilities and shareholders' equity	$11,915,062			$11,900,450
Net interest income(a)		$89,230			$87,321
Interest rate spread(a)			3.07%			3.04%
Net interest margin(a)			3.20%			3.18%
Cost of total deposits			0.26%			0.31%
Average interest-earning assets to average interest-bearing liabilities			142.3%			139.2%
Tax-equivalent adjustment		$754			$758
Loans HFI yield components:
Contractual interest rate(a)(c)		$77,150	4.23%		$76,127	4.31%
Origination and other loan fee income(c)		6,377	0.35%		6,928	0.39%
Accretion on purchased loans		157	0.01%		(226)	(0.01)%
Nonaccrual interest		431	0.02%		535	0.03%
Total loans HFI yield		$84,115	4.61%		$83,364	4.72%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $82 and $290 of loan contractual interest and $441 and $1,098 of loan fees related to PPP loans for the three months ended September 30, 2021 and June 30, 2021, respectively.
(d) Includes $33,002 and $117,397 of average PPP loan balances for the three months ended September 30, 2021 and June 30, 2021, respectively.
(e) Includes $931 and $932 of interest rate premium accretion on money market deposits, $426 and $625 of interest rate premium accretion on customer time deposits and $99 and $127 of interest rate premium accretion on brokered and internet deposits for the three months ended September 30, 2021 and June 30, 2021, respectively.
(f) Includes $0 and $114 of interest rate premium accretion on subordinated debt for the three months ended September 30, 2021 and June 30, 2021, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2021			December 31, 2020			September 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,000,416	$83,067	4.81%	$7,139,870	$86,398	4.81%	$6,062,785	$71,660	4.70%
Mortgage loans held for sale(b)	648,054	4,290	2.68%	621,076	4,138	2.65%	486,899	3,624	2.96%
Commercial loans held for sale	197,820	2,157	4.42%	236,676	2,830	4.76%	99,745	1,336	5.33%
Securities:(b)
Taxable	830,686	2,819	1.38%	744,161	2,306	1.23%	604,557	2,286	1.50%
Tax-exempt(a)	334,303	2,646	3.21%	359,509	2,867	3.17%	309,352	2,614	3.36%
Total securities(a)	1,164,989	5,465	1.90%	1,103,670	5,173	1.86%	913,909	4,900	2.13%
Federal funds sold	133,813	20	0.06%	95,266	30	0.13%	88,626	19	0.09%
Interest-bearing deposits with other financial institutions	1,427,184	421	0.12%	1,082,004	375	0.14%	763,251	309	0.16%
FHLB stock	31,461	157	2.02%	31,232	159	2.03%	22,517	76	1.34%
Total interest-earning assets(a)	10,603,737	95,557	3.66%	10,309,794	99,103	3.82%	8,437,732	81,924	3.86%
Noninterest-earning assets:
Cash and due from banks	172,756			73,279			69,788
Allowance for credit losses	(171,380)			(183,932)			(144,991)
Other assets	903,670			912,022			816,759
Total noninterest-earning assets	905,046			801,369			741,556
Total assets	$11,508,783			$11,111,163			$9,179,288
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,746,355	$3,018	0.45%	$2,178,039	$2,785	0.51%	$1,626,067	$2,194	0.54%
Money market(e)	2,917,856	3,615	0.50%	2,769,421	3,968	0.57%	2,179,128	3,589	0.66%
Savings deposits	369,600	53	0.06%	338,260	54	0.06%	309,689	58	0.07%
Customer time deposits(e)	1,365,570	3,036	0.90%	1,410,108	3,704	1.04%	1,334,829	4,817	1.44%
Brokered and internet time deposits(e)	49,764	104	0.85%	87,035	298	1.36%	60,327	(85)	(0.56)%
Time deposits	1,415,334	3,140	0.90%	1,497,143	4,002	1.06%	1,395,156	4,732	1.35%
Total interest-bearing deposits	7,449,145	9,826	0.53%	6,782,863	10,809	0.63%	5,510,040	10,573	0.76%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,342	36	0.47%	34,986	43	0.49%	37,309	51	0.54%
Federal Home Loan Bank advances(g)	—	—	—%	102,174	(432)	(1.68)%	249,457	406	0.65%
Subordinated debt(f)	188,996	2,341	5.02%	189,649	2,433	5.10%	95,048	1,222	5.11%
Other borrowings	5,924	6	0.41%	16,612	139	3.33%	15,015	47	1.25%
Total other interest-bearing liabilities	226,262	2,383	4.27%	343,421	2,183	2.53%	396,829	1,726	1.73%
Total interest-bearing liabilities	7,675,407	12,209	0.65%	7,126,284	12,992	0.73%	5,906,869	12,299	0.83%
Noninterest-bearing liabilities:
Demand deposits	2,348,814			2,513,202			2,050,084
Other liabilities	180,976			210,483			177,329
Total noninterest-bearing liabilities	2,529,790			2,723,685			2,227,413
Total liabilities	10,205,197			9,849,969			8,134,282
Total common shareholders' equity	1,303,493			1,261,101			1,044,913
Noncontrolling interest	93			93			93
Total equity	1,303,586			1,261,194			1,045,006
Total liabilities and shareholders' equity	$11,508,783			$11,111,163			$9,179,288
Net interest income(a)		$83,368			$86,111			$69,625
Interest rate spread(a)			3.01%			3.09%			3.03%
Net interest margin(a)			3.19%			3.32%			3.28%
Cost of total deposits			0.41%			0.46%			0.56%
Average interest-earning assets to average interest-bearing liabilities			138.2%			144.7%			142.8%
Tax-equivalent adjustment		$792			$867			$797
Loans HFI yield components:
Contractual interest rate(a)(c)		$75,828	4.39%		$78,873	4.39%		$66,441	4.36%
Origination and other loan fee income(c)		6,640	0.38%		6,537	0.36%		4,029	0.26%
Accretion on purchased loans		(58)	—%		708	0.04%		526	0.04%
Nonaccrual interest		657	0.04%		280	0.02%		664	0.04%
Total loans HFI yield		$83,067	4.81%		$86,398	4.81%		$71,660	4.70%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $426, $699, and $797 of loan contractual interest and $1,598, $2,448, and $850, of loan fees related to PPP loans for the three months ended March 31, 2021, December 31, 2020, and September 30, 2020, respectively.
(d) Includes $172,136, $279,757, and $311,025 of average PPP loan balances for the three months ended March 31, 2021, December 31, 2020, and September 30, 2020, respectively.
(e) Includes $932, $932 and $0 of interest rate premium accretion on money market deposits, $810, $1,101, and $653 of interest rate premium accretion on customer time deposits, and $153, $127, and $342 of interest rate premium accretion on brokered and internet deposits for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, respectively.
(f) Includes $255, $262, and $174 of interest rate premium accretion on subordinated debt for the three months ended March 31, 2021, December 31, 2020, and September 30, 2020, respectively.
(g) Includes $0, $545, and $115 of gain accreted from other comprehensive income with cancelled cash flow hedge for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except %)
	Nine months ended			Nine months ended
	September 30, 2021			September 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,111,240	$250,546	4.71%	$5,112,130	$191,678	5.01%
Mortgage loans held for sale(b)	695,056	13,925	2.68%	353,540	8,561	3.23%
Commercial loans held for sale	152,802	5,065	4.43%	33,491	1,336	5.33%
Securities:(b)
Taxable	975,886	10,652	1.46%	537,427	7,961	1.98%
Tax-exempt(a)	323,034	7,806	3.23%	247,674	6,703	3.62%
Total securities(a)	1,298,920	18,458	1.90%	785,101	14,664	2.49%
Federal funds sold and reverse repurchase agreements	128,504	196	0.20%	82,089	274	0.45%
Interest-bearing deposits with other financial institutions	1,481,939	1,423	0.13%	520,858	1,585	0.41%
FHLB stock	30,527	470	2.06%	18,547	282	2.03%
Total interest-earning assets(a)	10,898,988	290,083	3.56%	6,905,756	218,380	4.22%
Noninterest-earning assets:
Cash and due from banks	137,934			64,150
Allowance for loan losses	(157,910)			(101,005)
Other assets	896,042			738,866
Total noninterest-earning assets	876,066			702,011
Total assets	$11,775,054			$7,607,767
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,904,387	$8,005	0.37%	$1,287,684	$6,090	0.63%
Money market(e)	2,958,864	8,753	0.40%	1,661,867	9,739	0.78%
Savings deposits	407,183	170	0.06%	261,058	178	0.09%
Customer time deposits(e)	1,288,348	6,892	0.72%	1,245,324	15,952	1.71%
Brokered and internet time deposits(e)	37,347	521	1.87%	32,610	91	0.37%
Time deposits	1,325,695	7,413	0.75%	1,277,934	16,043	1.68%
Total interest-bearing deposits	7,596,129	24,341	0.43%	4,488,543	32,050	0.95%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	34,807	77	0.30%	32,215	158	0.66%
Federal Home Loan Bank advances(g)	—	—	—%	249,818	1,525	0.82%
Subordinated debt(f)	155,704	5,725	4.92%	52,459	2,042	5.20%
Other borrowings	2,997	21	0.94%	12,671	219	2.31%
Total other interest-bearing liabilities	193,508	5,823	4.02%	347,163	3,944	1.52%
Total interest-bearing liabilities	7,789,637	30,164	0.52%	4,835,706	35,944	0.99%
Noninterest-bearing liabilities:
Demand deposits	2,477,454			1,698,618
Other liabilities	163,257			149,987
Total noninterest-bearing liabilities	2,640,711			1,848,605
Total liabilities	10,430,348			6,684,311
Total common shareholders' equity	1,344,613			923,456
Noncontrolling interest	93			—
Total equity	1,344,706			923,456
Total liabilities and shareholders' equity	$11,775,054			$7,607,767
Net interest income(a)		$259,919			$182,386
Interest rate spread(a)			3.04%			3.23%
Net interest margin(a)			3.19%			3.53%
Cost of total deposits			0.32%			0.69%
Average interest-earning assets to average interest-bearing liabilities			139.9%			142.8%
Tax equivalent adjustment		$2,304			$1,972
Loans HFI yield components:
Contractual interest rate(a)(c)		$229,105	4.31%		$178,056	4.65%
Origination and other loan fee income(c)		19,945	0.37%		9,441	0.25%
Accretion on purchased loans		(127)	—%		3,080	0.08%
Nonaccrual interest		1,623	0.03%		1,101	0.03%
Total loans HFI yield		$250,546	4.71%		$191,678	5.01%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $798 and $1,393 of loan contractual interest and $3,137 and $1,474 of loan fees related to PPP loans for the nine months ended September 30, 2021 and 2020 .
(d) Includes $107,002 and $182,248 of average PPP loan balances during the nine months ended September 30, 2021 and 2020.
(e) Includes $2,795 and $0 of interest rate premium accretion on money market deposits, $1,861 and $881 of interest rate mark accretion on customer time deposits and $379 and $320 of interest rate mark accretion on brokered and internet deposits for the nine months ended September 30, 2021 and 2020, respectively.
(f) Includes $369 and $174 interest rate premium accretion on subordinated debt for the nine months ended September 30, 2021 and 2020, respectively.
(g) Includes $0 and $410 of gain accretion from other comprehensive income with cancelled cash flow hedge for the nine months ended September 30, 2021 and 2020, respectively.

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2021			2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$5,863,563	$5,752,482	$5,550,927	$5,580,822	$5,699,082
Community	745,796	767,001	835,444	867,575	892,229
Specialty lending and other	685,315	679,471	660,971	634,562	622,227
Total	$7,294,674	$7,198,954	$7,047,342	$7,082,959	$7,213,538
Deposits by market
Metropolitan	$5,918,924	$6,133,823	$6,389,373	$5,812,719	$5,574,001
Community	2,269,511	2,246,922	2,192,116	2,001,802	1,928,006
Mortgage and other(a)	1,883,483	1,823,211	1,675,397	1,643,516	1,591,740
Total	$10,071,918	$10,203,956	$10,256,886	$9,458,037	$9,093,747
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021			2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment(a)
Net interest income	$88,576	$86,553	$82,597	$85,207	$68,791
Provisions for credit losses	(2,531)	(13,839)	(13,854)	(2,920)	55,401
Noninterest income	13,823	14,002	11,398	14,909	12,340
Merger expense	—	—	—	8,788	20,400
Other noninterest expense	58,777	58,194	55,735	57,458	52,135
Pre-tax income (loss) after allocations	$46,153	$56,200	$52,114	$36,790	$(46,805)
Total assets	$10,712,281	$10,908,107	$10,787,955	$10,254,324	$10,143,956
Intracompany funding income included in net interest income	6,075	6,110	5,400	5,160	3,940
Core efficiency ratio*	57.9%	58.6%	58.6%	54.0%	61.7%
Mortgage segment(a)
Net interest income	$(100)	$10	$(21)	$37	$37
Mortgage banking income	45,384	35,499	55,332	65,729	84,686
Other noninterest income	(201)	(201)	—	—	—
Merger expense	—	—	—	725	330
Other noninterest expense	36,230	34,766	38,963	42,884	45,227
Direct contribution	$8,853	$542	$16,348	$22,157	$39,166
Total assets	$1,098,009	$1,010,260	$1,147,871	$953,006	$866,482
Intracompany funding expense included in net interest income	6,075	6,110	5,400	5,160	3,940
Core efficiency ratio*	80.0%	97.9%	70.4%	65.2%	53.4%
Interest rate lock commitments volume during the period
Consumer direct	$1,085,180	$914,163	$949,187	$1,291,121	$1,453,238
Retail	926,723	860,370	939,863	896,357	965,434
Total	$2,011,903	$1,774,533	$1,889,050	$2,187,478	$2,418,672
Interest rate lock commitments pipeline (period end)
Consumer direct	$396,965	$446,691	$643,624	$833,569	$912,349
Retail	341,237	340,568	415,155	358,052	451,872
Total	$738,202	$787,259	$1,058,779	$1,191,621	$1,364,221
Mortgage sales
Consumer direct	$809,888	$922,910	$829,883	$1,070,909	$1,034,278
Retail	726,009	758,599	742,187	757,308	735,765
Total	$1,535,897	$1,681,509	$1,572,070	$1,828,217	$1,770,043
Gains and fees from origination and sale of mortgage loans held for sale	$39,210	$49,435	$57,893	$83,971	$76,506
Net change in fair value of loans held for sale, derivatives, and other	1,002	(17,579)	(4,229)	(16,875)	10,084
Mortgage servicing income	7,539	6,788	6,931	6,461	5,536
Change in fair value of mortgage servicing rights, net of hedging	(2,367)	(3,145)	(5,263)	(7,828)	(7,440)
Total mortgage banking income	$45,384	$35,499	$55,332	$65,729	$84,686
Mortgage sale margin(b)	2.55%	2.94%	3.68%	4.59%	4.32%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated October 19, 2021.
(a) During the first quarter of 2021, the Company re-evaluated its reportable business segments to assign all retail mortgage activities to the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. Mortgage retail footprint has been assigned to the Mortgage segment for all periods presented.
(b) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2021						2020
	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,252,425	17%	$1,238,940	17%	$1,292,530	18%	$1,346,122	19%	$1,417,671	20%
Construction	1,190,623	16%	1,145,165	16%	1,120,585	16%	1,222,220	17%	1,190,878	16%
Residential real estate:
1-to-4 family mortgage	1,175,911	16%	1,126,623	16%	1,078,618	15%	1,089,270	15%	1,140,611	16%
Residential line of credit	391,684	6%	401,343	6%	394,510	6%	408,211	6%	420,318	6%
Multi-family mortgage	324,662	5%	363,600	5%	271,839	4%	175,676	2%	165,937	2%
Commercial real estate:
Owner occupied	938,241	13%	923,605	13%	936,473	13%	924,841	13%	924,987	13%
Non-owner occupied	1,695,573	23%	1,675,214	23%	1,652,638	24%	1,598,979	23%	1,644,400	23%
Consumer and other	325,555	4%	324,464	4%	300,149	4%	317,640	5%	308,736	4%
Total loans HFI	$7,294,674	100%	$7,198,954	100%	$7,047,342	100%	$7,082,959	100%	$7,213,538	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$144,663		$157,954		$170,389		$183,973		$113,129
Charge-offs	(2,614)		(859)		(1,170)		(10,736)		(993)
Recoveries	229		453		367		383		1,172
Provision for credit losses	(2,832)		(12,885)		(11,632)		(3,231)		45,834
Initial allowance on acquired loans with credit deterioration	—		—		—		—		24,831
Allowance for credit losses at the end of the period	$139,446		$144,663		$157,954		$170,389		$183,973
Allowance for credit losses as a percentage of total loans HFI	1.91%		2.01%		2.24%		2.41%		2.55%
Adjusted allowance for credit losses as a percentage of loans HFI*	1.91%		2.03%		2.29%		2.48%		2.66%
Allowance for credit losses on unfunded commitments	$13,503		$13,202		$14,156		$16,378		$16,067
Charge-offs
Commercial and Industrial	$(2,175)		$(360)		$(277)		$(10,105)		$(249)
Construction	(1)		—		(29)		—		—
Residential real estate:
1-to-4 family mortgage	—		(16)		(133)		(30)		(8)
Residential line of credit	—		(3)		(15)		(1)		—
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		—		—		(95)
Non-owner occupied	—		—		—		—		(166)
Consumer and other	(438)		(480)		(716)		(600)		(475)
Total charge-offs	(2,614)		(859)		(1,170)		(10,736)		(993)
Recoveries
Commercial and Industrial	19		87		129		60		757
Construction	3		—		—		3		51
Residential real estate:
1-to-4 family mortgage	33		41		24		(44)		116
Residential line of credit	1		9		6		64		22
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	4		126		13		15		51
Non-owner occupied	—		—		—		—		—
Consumer and other	169		190		195		285		175
Total recoveries	229		453		367		383		1,172
Net (charge-offs) recoveries	$(2,385)		$(406)		$(803)		$(10,353)		$179
Net charge-offs (recoveries) as a percentage of average total loans	0.13%		0.02%		0.05%		0.58%		(0.01)%
Classified loans	$131,620		$150,658		$156,588		$132,223		$126,986

FB Financial Corporation	13

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021			2020
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$8,901	$9,098	$10,698	$13,696	$9,064
Nonaccrual	34,126	50,429	55,538	50,760	34,585
Total nonperforming loans held for investment	43,027	59,527	66,236	64,456	43,649
Commercial loans held for sale	5,625	5,844	12,779	6,489	12,812
Other real estate owned:
Foreclosed	6,514	6,488	4,735	6,408	6,570
Excess land and facilities	3,501	5,498	6,442	5,703	6,178
Other assets	347	816	1,230	1,170	1,184
Total nonperforming assets	$59,014	$78,173	$91,422	$84,226	$70,393
Total nonperforming loans as a percentage of loans held for investment	0.59%	0.83%	0.94%	0.91%	0.61%
Total nonperforming assets as a percentage of total assets	0.50%	0.66%	0.77%	0.75%	0.64%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.08%	0.08%	0.09%	0.12%	0.08%
Loans restructured as troubled debt restructurings	$29,645	$42,678	$26,095	$15,988	$16,681
Troubled debt restructurings as a percentage of loans held for investment	0.41%	0.59%	0.37%	0.23%	0.23%
(a) Includes PPP loan balances of $9,415, $57,406, $145,697, $212,645, and $310,719 as of September 30, 2021, June 30, 2021,March 31, 2021, December 31, 2020, and September 30, 2020, respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $3.0 million, $3.5 million, $4.1 million, $3.7 million, and $4.4 million, for the quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated October 19, 2021.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2021	December 31, 2020

Total Common Shareholders' Equity	$1,400,913	$1,291,289
Less:
Goodwill	242,561	242,561
Other intangibles	18,248	22,426
Tangible Common Equity	$1,140,104	$1,026,302

Total Assets	$11,810,290	$11,207,330
Less:
Goodwill	242,561	242,561
Other intangibles	18,248	22,426
Tangible Assets	$11,549,481	$10,942,343

Preliminary Total Risk-Weighted Assets	$9,577,830	$9,073,675

Total Common Equity to Total Assets	11.9%	11.5%
Tangible Common Equity to Tangible Assets*	9.87%	9.38%

	September 30, 2021	December 31, 2020
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,182,609	$1,060,364
Tier 1 Capital	1,212,609	1,090,364
Total Capital	1,399,698	1,358,897

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.3%	11.7%
Tier 1 Risk-Based	12.7%	12.0%
Total Risk-Based	14.6%	15.0%
Tier 1 Leverage	10.4%	10.0%
(a) Reflects CECL transition relief of $44,373 and $52,109 add-back for the period ending September 30, 2021 and December 31, 2020, respectively, and $50,243 and $57,979 disallowed from add-back to Tier 2 capital for the period ended September 30, 2021 and December 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated October 19, 2021.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021						2020
Securities (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Available-for-sale debt securities
U.S. government agency securities	$10,571	1%	$8,255	1%	$—	—%	$2,003	—%	$1,994	—%
Mortgage-backed securities - residential	1,210,503	77%	1,035,003	73%	838,708	68%	773,336	66%	738,106	63%
Mortgage-backed securities - commercial	15,712	1%	15,161	1%	20,635	2%	21,588	2%	21,854	2%
Municipals, tax exempt	327,239	21%	332,883	24%	348,776	28%	356,329	30%	374,880	32%
Treasury securities	6,006	—%	10,534	1%	14,576	1%	16,628	1%	21,700	2%
Corporate securities	2,527	—%	2,536	—%	2,483	—%	2,516	—%	1,987	—%
Total available-for-sale debt securities	1,572,558	100%	1,404,372	100%	1,225,178	99%	1,172,400	99%	1,160,521	99%
Equity securities	4,779	—%	4,803	—%	4,667	1%	4,591	1%	4,389	1%
Total securities	$1,577,337	100%	$1,409,175	100%	$1,229,845	100%	$1,176,991	100%	$1,164,910	100%
Securities to total assets	13.4%		11.8%		10.3%		10.5%		10.6%
Unrealized gain on available-for-sale debt securities	$14,374		$22,321		$19,245		$34,552		$31,468

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021			2020
Adjusted earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income (loss) before income taxes	$55,006	$56,742	$68,462	$58,947	$(7,639)
Plus merger, conversion and offering expenses	—	605	—	9,513	20,730
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	—	63,251
Less other non-operating items(1)	1,235	2,151	(853)	(2,448)	(1,952)
Adjusted pre-tax earnings	53,771	55,196	69,315	70,908	78,294
Adjusted income tax expense(2)	11,072	12,879	15,810	16,454	20,198
Adjusted earnings	$42,699	$42,317	$53,505	$54,454	$58,096
Weighted average common shares outstanding - fully diluted	48,007,147	47,993,773	47,969,106	47,791,659	40,637,745
Adjusted diluted earnings per share
Diluted earnings (loss) per common share	$0.94	$0.90	$1.10	$0.95	$(0.14)
Plus merger, conversion and offering expenses	—	0.01	—	0.20	0.51
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	—	1.56
Less other non-operating items	0.02	0.04	(0.02)	(0.05)	(0.05)
Less tax effect	0.03	(0.01)	—	0.06	0.55
Adjusted diluted earnings per share	$0.89	$0.88	$1.12	$1.14	$1.43
(1) 3Q21 includes a $740 gain from change in fair value of commercial loans held for sale acquired from Franklin, a $1,510 loss on swap, and a gain of $2,005 from sales other real estate owned; 2Q21 includes a $1,364 gain from change in fair value of commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations; 1Q21 includes a $853 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q20 includes $4,533 FHLB prepayment penalty offset by $715 cash life insurance benefit and $1,370 gain from change in fair value of commercial loans held for sale acquired from Franklin; 3Q20 includes $2,305 FHLB prepayment penalty, $1,505 losses on other real estate owned, and $1,858 gain from change in fair value of commercial loans held for sale acquired from Franklin.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

	2021			2020
Adjusted pre-tax pre-provision earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income (loss) before income taxes	$55,006	$56,742	$68,462	$58,947	$(7,639)
Plus provisions for credit losses	(2,531)	(13,839)	(13,854)	(2,920)	55,401
Pre-tax pre-provision earnings	52,475	42,903	54,608	56,027	47,762
Plus merger, conversion and offering expenses	—	605	—	9,513	20,730
Less other non-operating items	1,235	2,151	(853)	(2,448)	(1,952)
Adjusted pre-tax pre-provision earnings	$51,240	$41,357	$55,461	$67,988	$70,444

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$180,210	$82,461	$109,539	$105,854	$73,485
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	66,136	—	—	—
Less other non-operating items(1)	2,533	(4,400)	—	—	—
Adjusted pre-tax earnings	178,282	187,876	116,919	108,119	92,519
Adjusted income tax expense(2)	39,762	45,944	27,648	26,034	34,749
Adjusted earnings	$138,520	$141,932	$89,271	$82,085	$57,770
Weighted average common shares outstanding - fully diluted	47,983,494	38,099,744	31,402,897	31,314,981	28,207,602
Adjusted diluted earnings per share
Diluted earnings per common share	$2.95	$1.67	$2.65	$2.55	$1.86
Plus merger, conversion, offering, and mortgage restructuring expenses	0.01	0.92	0.24	0.07	0.67
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	1.74	—	—	—
Less other non-operating items	0.05	(0.11)	—	—	—
Less tax effect	0.02	0.71	0.06	0.01	0.48
Adjusted diluted earnings per share	$2.89	$3.73	$2.83	$2.61	$2.05
(1) 2021 includes a $1,251 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned and a $787 gain from lease terminations; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$180,210	$82,461	$109,539	$105,854	$73,485
Plus provisions for credit losses	(30,224)	107,967	7,053	5,398	(950)
Pre-tax pre-provision earnings	149,986	190,428	116,592	111,252	72,535
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Less other non-operating items	2,533	(4,400)	—	—	—
Adjusted pre-tax pre-provision earnings	$148,058	$229,707	$123,972	$113,517	$91,569

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021			2020
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$95,007	$92,960	$94,698	$109,855	$118,092
Less merger, conversion and offering expenses	—	605	—	9,513	20,730
Less gain on lease terminations	—	(787)	—	—	—
Less FHLB prepayment penalties	—	—	—	4,533	2,305
Core noninterest expense	$95,007	$93,142	$94,698	$95,809	$95,057
Net interest income (tax-equivalent basis)	$89,230	$87,321	$83,368	$86,111	$69,625
Total noninterest income	59,006	49,300	66,730	80,638	97,026
Less gain (loss) on change in fair value on commercial loans held for sale	740	1,364	(853)	1,370	1,858
Less loss on swap cancellation	(1,510)	—	—	—	—
Less cash life insurance benefit	—	—	—	715	—
Less gain (loss) on sales or write-downs of other real estate owned and other assets	2,182	(27)	485	(57)	(1,279)
Less gain from securities, net	51	144	83	1,013	583
Core noninterest income	57,543	47,819	67,015	77,597	95,864
Core revenue	$146,773	$135,140	$150,383	$163,708	$165,489
Efficiency ratio (GAAP)(a)	64.4%	68.4%	63.4%	66.2%	71.2%
Core efficiency ratio (tax-equivalent basis)	64.7%	68.9%	63.0%	58.5%	57.4%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes.

	2021			2020
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core noninterest expense	$95,007	$93,142	$94,698	$95,809	$95,057
Less Mortgage segment core noninterest expense	36,230	34,766	38,963	42,884	45,227
Core Banking segment noninterest expense	$58,777	$58,376	$55,735	$52,925	$49,830
Core revenue	$146,773	$135,140	$150,383	$163,708	$165,489
Less Core Mortgage segment total revenue	45,284	35,509	55,311	65,766	84,723
Core Banking segment total revenue	$101,489	$99,631	$95,072	$97,942	$80,766
Banking segment core efficiency ratio (tax-equivalent basis)	57.9%	58.6%	58.6%	54.0%	61.7%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$36,230	$34,766	$38,963	$43,609	$45,557
Less mortgage merger expense	—	—		725	330
Core Mortgage segment noninterest expense	$36,230	$34,766	$38,963	$42,884	$45,227
Mortgage segment total revenue	$45,083	$35,308	$55,311	$65,766	$84,723
Less loss on sales or write-downs of other real estate owned	(201)	(201)	—	—	—
Core Mortgage segment total revenue	$45,284	$35,509	$55,311	$65,766	$84,723
Mortgage segment core efficiency ratio (tax-equivalent basis)	80.0%	97.9%	70.4%	65.2%	53.4%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021			2020
Adjusted Mortgage contribution	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage pre-tax net contribution	$8,853	$542	$16,348	$22,157	$39,166
Plus mortgage merger expense	—	—	—	725	330
Adjusted Mortgage pre-tax net contribution	$8,853	$542	$16,348	$22,882	$39,496
Pre-tax pre-provision earnings	$52,475	$42,903	$54,608	$56,027	$47,762
% Mortgage pre-tax pre-provision net contribution	16.9%	1.26%	29.9%	39.5%	82.0%
Adjusted pre-tax pre-provision earnings	$51,240	$41,357	$55,461	$67,988	$70,444
% total adjusted Mortgage pre-tax pre-provision net contribution	17.3%	1.31%	29.5%	33.7%	56.1%

	2021			2020
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible assets
Total assets	$11,810,290	$11,918,367	$11,935,826	$11,207,330	$11,010,438
Less goodwill	242,561	242,561	242,561	242,561	236,086
Less intangibles, net	18,248	19,592	20,986	22,426	23,924
Tangible assets	$11,549,481	$11,656,214	$11,672,279	$10,942,343	$10,750,428
Tangible common equity
Total common shareholders' equity	$1,400,913	$1,371,721	$1,329,103	$1,291,289	$1,244,998
Less goodwill	242,561	242,561	242,561	242,561	236,086
Less intangibles, net	18,248	19,592	20,986	22,426	23,924
Tangible common equity	$1,140,104	$1,109,568	$1,065,556	$1,026,302	$984,988
Common shares outstanding	47,707,634	47,360,950	47,331,680	47,220,743	47,191,677
Book value per common share	$29.36	$28.96	$28.08	$27.35	$26.38
Tangible book value per common share	$23.90	$23.43	$22.51	$21.73	$20.87
Total common shareholders' equity to total assets	11.9%	11.5%	11.1%	11.5%	11.3%
Tangible common equity to tangible assets	9.87%	9.52%	9.13%	9.38%	9.16%

	2021			2020
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average common shareholders' equity	$1,389,201	$1,339,938	$1,303,493	$1,261,101	$1,044,913
Less average goodwill	242,561	242,561	242,561	242,983	205,473
Less average intangibles, net	18,950	20,253	21,695	23,178	20,973
Average tangible common equity	$1,127,690	$1,077,124	$1,039,237	$994,940	$818,467
Net income (loss)	$45,290	$43,294	$52,874	$45,602	$(5,599)
Return on average common equity	12.9%	13.0%	16.5%	14.4%	(2.13%)
Return on average tangible common equity	15.9%	16.1%	20.6%	18.2%	(2.72%)
Adjusted net income	$42,699	$42,317	$53,505	$54,454	$58,096
Adjusted return on average tangible common equity	15.0%	15.8%	20.9%	21.8%	28.2%
Adjusted pre-tax pre-provision earnings	$51,240	$41,357	$55,461	$67,988	$70,444
Adjusted pre-tax pre-provision return on average tangible common equity	18.0%	15.4%	21.6%	27.2%	34.2%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Return on average tangible common equity	YTD 2021	2020	2019	2018	2017
Average common shareholders' equity	$1,344,613	$966,336	$723,494	$629,922	$466,219
Less average goodwill	242,561	199,104	160,587	137,190	84,997
Less average intangibles, net	22,289	22,659	17,236	12,815	8,047
Average tangible common equity	$1,079,763	$744,573	$545,671	$479,917	$373,175
Net income	$141,458	$63,621	$83,814	$80,236	$52,398
Return on average common equity	14.1%	6.58%	11.6%	12.7%	11.2%
Return on average tangible common equity	17.5%	8.54%	15.4%	16.7%	14.0%
Adjusted net income	$138,520	$141,932	$89,271	$82,085	$57,770
Adjusted return on average tangible common equity	17.2%	19.1%	16.4%	17.1%	15.5%
Adjusted pre-tax pre-provision earnings	$148,058	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average tangible common equity	18.3%	30.9%	22.7%	23.7%	24.5%

	2021			2020
Adjusted return on average assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net income (loss)	$45,290	$43,294	$52,874	$45,602	$(5,599)
Average assets	11,915,062	11,900,450	11,508,783	11,111,163	9,179,288
Average common equity	1,389,201	1,339,938	1,303,493	1,261,101	1,044,913
Return on average assets	1.51%	1.46%	1.86%	1.63%	(0.24%)
Return on average common equity	12.9%	13.0%	16.5%	14.4%	(2.13%)
Adjusted net income	$42,699	$42,317	$53,505	$54,454	$58,096
Adjusted return on average assets	1.42%	1.43%	1.89%	1.95%	2.52%
Adjusted return on average common equity	12.2%	12.7%	16.6%	17.2%	22.1%
Adjusted pre-tax pre-provision earnings	$51,240	$41,357	$55,461	$67,988	$70,444
Adjusted pre-tax pre-provision return on average assets	1.71%	1.39%	1.95%	2.43%	3.05%
Adjusted pre-tax pre-provision return on average common equity	14.6%	12.4%	17.3%	21.4%	26.8%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	YTD 2021	2020	2019	2018	2017
Net income	$141,458	$63,621	$83,814	$80,236	$52,398
Average assets	11,775,054	8,438,100	5,777,672	4,844,865	3,811,158
Average common equity	1,344,613	966,336	723,494	629,922	466,219
Return on average assets	1.61%	0.75%	1.45%	1.66%	1.37%
Return on average common equity	14.1%	6.58%	11.6%	12.7%	11.2%
Adjusted net income	$138,520	$141,932	$89,271	$82,085	$57,770
Adjusted return on average assets	1.57%	1.68%	1.55%	1.69%	1.52%
Adjusted return on average common equity	13.8%	14.7%	12.3%	13.0%	12.4%
Adjusted pre-tax pre-provision earnings	$148,058	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average assets	1.68%	2.72%	2.15%	2.34%	2.40%
Adjusted pre-tax pre-provision return on average common equity	14.7%	23.8%	17.1%	18.0%	19.6%

	2021			2020
Adjusted allowance for credit losses to loans held for investment	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for credit losses	$139,446	$144,663	$157,954	$170,389	$183,973
Less allowance for credit losses attributed to PPP loans	2	9	23	34	49
Adjusted allowance for credit losses	$139,444	$144,654	$157,931	$170,355	$183,924
Loans held for investment	$7,294,674	$7,198,954	$7,047,342	$7,082,959	$7,213,538
Less PPP loans	9,415	57,406	145,697	212,645	310,719
Adjusted loans held for investment	$7,285,259	$7,141,548	$6,901,645	$6,870,314	$6,902,819
Allowance for credit losses to loans held for investment	1.91%	2.01%	2.24%	2.41%	2.55%
Adjusted allowance for credit losses to loans held for investment	1.91%	2.03%	2.29%	2.48%	2.66%

FB Financial Corporation	22